Exhibit 23a


                          INDEPENDENT AUDITORS' CONSENT


                              DELOITTE & TOUCHE LLP


                                                 250 East Fifth Street
                                                 P.O. Box 5340
                                                 Cincinnati, Ohio 45202-5340
                                                 Telephone: (513) 784-7100



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Procter & Gamble Company on Form S-8 of The Procter & Gamble 2003 Non-Employee Directors' Stock Plan of our report dated July 31, 2003, incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2003.


/S/DELOITTE & TOUCHE LLP
---------------------------
DELOITTE & TOUCHE LLP
December 10, 2003